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                                                       Rule 497(e)
                                                       File No. 811-5545
                                                       Registration No. 33-21489


                      RIVERSIDE CAPITAL MONEY MARKET FUND
                      RIVERSIDE CAPITAL VALUE EQUITY FUND
                      RIVERSIDE CAPITAL FIXED INCOME FUND
             RIVERSIDE CAPITAL TENNESSEE MUNICIPAL OBLIGATIONS FUND
           RIVERSIDE CAPITAL LOW DURATION GOVERNMENT SECURITIES FUND
                         RIVERSIDE CAPITAL GROWTH FUND

                       SUPPLEMENT DATED OCTOBER 31, 1997
                      TO PROSPECTUS DATED OCTOBER 31, 1997

     Capitalized terms used in this Supplement have the meaning assigned to them in the Prospectus.

     On Monday, October 20, 1997, the Board of Trustees of the Group approved a new investment advisory agreement with the Adviser with respect to the Money Market, Value, Fixed Income and Growth Funds. The proposed new investment advisory agreement would permit the Adviser to hire one or more sub-investment adviser to manage those Funds and would increase the investment advisory fees payable by the Value Fund and the Growth Fund. On that date, the Board also approved sub-investment advisory agreements between the Adviser and Morgan Stanley Asset Management, Inc. ("MSAM") and Miller Anderson & Sherrerd LLP ("Miller Anderson") whereby the Adviser would retain MSAM to manage day-to-day the portfolios of the Money Market and Growth Funds and Miller Anderson to manage day-to-day the portfolios of the Value and Fixed Income Funds. The new investment advisory agreement and sub-investment advisory agreements are being submitted to shareholders of the Money Market Fund, the Value Fund, the Fixed Income Fund and the Growth Fund for their approval at a meeting to be held during December, 1997, in accordance with sec.15 of the 1940 Act. If shareholders of those Funds approve the new agreements, it is anticipated that such agreements, including the change in the investment advisory fees, will take effect as of January 1, 1998.

     Effective October 31, 1997, the Group will no longer accept orders for the purchase of Shares of the Government Securities Fund. It is anticipated that such Fund will be liquidated and its affairs wound down during November, 1997.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                              FOR FUTURE REFERENCE